UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2024

APPLIED UV, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39480	84-4373308
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

150 N. Macquesten Parkway Mount Vernon, NY	10550
(Address of registrant’s principal executive office)	(Zip code)

(914) 665-6100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AUVI	The Nasdaq Stock Market LLC
10.5% Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share	AUVIP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On April 1, 2024, Applied UV, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) to report, among other things, the closing of an offering of securities of the Company. This Amendment to the Initial 8-K (this “Form 8-K/A”), among other things, provides additional information with regard to the securities, specifically a provision relating to the adjustment to the exercise price of the warrants issued in the private placement at the occurrence of an event. This Form 8-K/A does not amend any other item of the Initial 8-K and all other information previously reported in or filed with the Initial 8-K is hereby incorporated by reference to this Form 8-K/A.

Item 1.01. Entry into a Material Definitive Agreement.

On April 1, 2024, Applied UV, Inc., a Nevada corporation (the “Company”), issued to the purchasers in the public offering unregistered warrants (the “Warrants”) to purchase up to an aggregate of 518,065 shares (the “Warrant Shares”) of common stock, par value $0.0001 per share, of the Company (“Common Stock”) at an exercise price of $16.00 per share, subject to adjustment for reverse stock splits, recapitalizations and reorganizations. The Warrants are immediately exercisable until the date that is five (5) years from April 1, 2024.

Pursuant to the terms of the Warrants, within twenty (20) days of April 1, 2024, the Company shall obtain the written consent of a majority of its shareholders covering shareholder approval relating to the adjustment terms of the warrants issued in the private placement, among other things (the “Shareholder Approval”), and file with the SEC and deliver to shareholders of the Company, a written information statement containing the information specified in Schedule 14C detailing such Shareholder Approval. Effective immediately following receipt of the Shareholder Approval, (i) the exercise price of the Warrants shall be reduced to the lower of (i) the then existing exercise price and (B) $0.78 (subject to adjustment for reverse and forward stock splits, recapitalizations and similar transactions following the date of the securities purchase agreement that was entered into between the Company and the investors in this offering, and subject to further adjustment herein), and (ii) the number of Warrant shares issuable upon exercise of the Warrant hereunder shall be increased such that the aggregate exercise price payable hereunder, after taking into account the decrease in the exercise price, shall be equal to the aggregate exercise price on the issuance date for the Warrant shares then outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED UV, INC.

Date: April 5, 2024	By:	/s/ Mike Riccio
	Name:	Mike Riccio
	Title:	Chief Financial Officer

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